SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

Date of Report (Date of earliest event reported): June 27, 1996

                   PMC International, Inc.
   (Exact Name of registrant as specified in its charter)

     Colorado                        0-14937            84-0627374
(State or other jurisdiction       (Commission        (IRS Employer
       of incorporation)           File Number)     Identification No.)

555-17th Street, 14th Floor, Denver, CO             80202
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (303) 292-1177


(Former name or former address, if changed since last report.)

Item 5.   Other Events.

On June 27, 1996, Portfolio Management Consultants, Inc. ("PMC"), a subsidiary of the Company, entered into a settlement with the Securities and Exchange Commission ("SEC") concerning a previously announced SEC investigation. The Company issued a press announcement regarding the settlement, a copy of which is attached hereto as Exhibit A and incorporated herein by reference. A reproduction of the SEC order regarding the settlement is attached hereto as Exhibit B and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PMC International, Inc.
                                     (Registrant)
Date: July 1, 1996             /s/  Kenneth  S. Phillips
                               Kenneth S. Phillips
                               President and Chief Executive Officer

                          EXHIBIT A

FOR IMMEDIATE RELEASE

      Denver, Colorado, June 27, 1996 --- Portfolio Management Consultants, Inc. ("PMC"), a wholly owned subsidiary of PMC International, Inc. (NASDAQ Bulletin Board: PMCI), today announced the settlement of a proceeding brought by the Securities and Exchange Commission regarding previously announced issues concerning PMC's former trading/disclosure practices.
      Under the terms of the settlement, PMC and its President neither admitted nor denied various findings of the SEC arising out of the nature and content of PMC's disclosures of its former practice -- which PMC voluntarily discontinued more than two years ago -- of executing a small percentage of transactions with its wrap-fee clients on a principal, rather than on an agency, basis. As part of the settlement, the Company consented to certain findings and orders of the SEC and agreed to refund its net trading profits associated with such transactions, plus interest, to its advisory clients.
      David  L.  Andrus,  PMC International  Executive  Vice
President,   stated that "We are most pleased to  have  this
matter settled and behind us, and we can now concentrate on the growth and expansion of our business." Mr. Andrus also noted that the person who was CEO of PMC during the period of principal trading is no longer affiliated with the Company.
      PMC is one of the pioneers in the creation and development of "wrap-fee" accounts, in which PMC provides comprehensive investment services to clients in exchange for a fixed annual fee.
For additional information contact:
     Dottie DeMark
     Compliance Officer
     303-292-1177

                          EXHIBIT B

                  UNITED STATES OF AMERICA
                         Before The
             SECURITIES AND EXCHANGE COMMISSION

Securities Act of 1933
Release No.    7308 /  June 27, 1996

Securities Exchange Act of 1934
Release No.   37376 /  June 27, 1996

Investment Advisers Act of 1940
Release No.   1568  /  June 27, 1996

Administrative Proceeding
File No.  3-9033

__________________________________    ORDER INSTITUTING
                                  :   PUBLIC ADMINISTRATIVE
                                  :   PROCEEDINGS PURSUANT TO
                                  :   SECTION 8A OF THE
                                  :   SECURITIES ACT OF 1933,
In The Matter of                  :   SECTIONS 15(b), 19(h)
                                  :   AND 21C OF THE SECURITIES
PORTFOLIO MANAGEMENT CONSULTANTS, :   EXCHANGE ACT OF 1934 AND
   INC. and                       :   SECTIONS 203(e), 203(f)
KENNETH S. PHILLIPS,              :   AND 203(k), OF THE
                                  :   INVESTMENT ADVISERS ACT
              Respondents.        :   OF 1940, MAKING FINDINGS
                                  :   IMPOSING REMEDIAL
                                  :   SANCTIONS AND PENALTIES
                                  :   AND CEASE-AND-DESIST
__________________________________:   ORDER

                             I.

The  Securities and Exchange Commission ("Commission") deems it  appropriate  and  in  the public  interest  that  public proceedings  be  instituted pursuant to Section  8A  of  the
Securities Act of 1933 ("Securities Act"), Section  15  (b),
19  (h)  and  21C  of the Securities Exchange  Act  of  1934
("Exchange Act") and Sections 203 (e), 203 (f) and  203  (k)
of  the  Investment  Advisers Act of 1940  ("Advisers  Act")
against  Portfolio Management Consultants, Inc. and  Kenneth
S.  Phillips  ("Respondents").   In  anticipation  of  these
proceedings,   Respondents   have   submitted   Offers    of
Settlement, which the  Commission has determined to  accept.
Solely  for the purpose of these proceedings and  any  other proceedings brought by or on behalf of the Commission or  in which the Commission is a party, prior to
a hearing pursuant to  the Commission's Rules of Practice 17 CFR 201.1
et seq., Respondents,   by   their  Offers  of  Settlement,   without
admitting  or denying the Commission's findings  except  for the  facts contained in Section III.A. through III.G. below, which  are  admitted,  consent to the entry  of  this  Order
Instituting   Public   Administrative  Proceedings,   Making
Findings,  Imposing  Remedial Sanctions  and  Penalties  and
Cease and Desist Order ("Order").

                             II.

Accordingly, IT IS HEREBY ORDERED, that proceedings pursuant to Section 8A of the Securities Act, Sections 15 (b), 19 (h) and 21C of the Exchange Act and Sections 203 (e), 203 (f) and 203 (k) of the Advisers Act be, and they hereby are, instituted.

                            III.

On the basis of this Order and the Offers of Settlement submitted by the Respondents, the Commission finds that:1

A. Portfolio Management Consultants, Inc. ("PMC") is a Colorado corporation with its principal place of business in Denver, Colorado. PMC is a wholly-owned subsidiary of PMC International, Inc. ("PMCI"). PMCI's common stock is registered with the Commission pursuant to Section 12 (g) of the Exchange Act and is traded over the counter.
B. PMC first registered with the Commission as a broker-dealer pursuant to Section 15 (b) of the Exchange Act on February 20, 1987 and remained so registered during all times relevant to this matter. PMC first registered with the Commission as an investment adviser pursuant to Section 203 (c) of the Advisers Act on April 17, 1987 and remained so registered during all times relevant to this matter.
C. At all times relevant to this proceeding, PMC was a member of the National Association of Securities Dealers, Inc. and was engaged primarily in the business of acting as an investment adviser and rendering "investment supervisory services." PMC has never acted as an underwriter or market maker with respect to any security.
D.    Marc N. Geman ("Geman") was Chairman of the Board  and


__________
1 The findings herein are made pursuant to PMC's Offer of Settlement and Phillips' Offer of Settlement and are not binding on any other person or entity named as a respondent in this or any other proceeding.

      Chief Executive Officer of PMC from in or about 1990 to
      July 1995.
E. Kenneth S. Phillips ("Phillips") is a director and the President of PMC, positions he has held since in or about December 1985.
F. At all times relevant to this proceeding, PMC's primary business activity consisted of sponsoring a comprehensive "individualized managed accounts" service commonly referred
      to  as  a  wrap  fee  program ("Program").   PMC  serviced
      approximately 800 clients enrolled in the Program - with over $200 million under management.2 PMC's clients each paid a single all-inclusive fee equal to a percentage of the respective client's assets invested, in return for full participation in the Program. PMC represented to clients that the wrap fee covered all brokerage, advisory and custodial services performed by PMC, independent portfolio managers ("Program Mangers") and other service providers
      chosen  by  PMC  to be affiliated with the Program.   This
      representation was consistent with the terms of the standard PMC client service agreement which stated that all products and services offered under the Program were provided in consideration of the fixed wrap fee. PMC did not recommend particular securities to a client. PMC only advised and assisted clients in allocating assets among one or more of the Program Managers selected by each client. Each Program Manager had complete investment discretion with respect to that portion of the client's funds for which it had responsibility. PMC monitored portfolio and Program Manger performance and periodically reported the results to
      respective   clients.    PMC   also   functioned   as    a
      nondiscretionary executing broker for the Program, executing unsolicited transactions for its wrap fee clients upon instructions from the Program Managers. In that regard, the client service agreement stated, "[i]n effecting securities
      transactions   through   PMC  as   broker-dealer,   Client
      acknowledges that PMC may, to the extent permitted by applicable law, while acting as principal, execute purchase or sale orders received from the Portfolio Manager. Client expressly authorizes PMC to effect such transactions." However, PMC did not maintain an inventory of securities and did not buy or sell securities independent of its activities as a Program broker-dealer.
__________
2 The clients of PMC referred to in this Order are those clients with whom PMC had a contractual relationship as wrap fee sponsor. PMC also provided certain services for clients with whom PMC had no contractual relationship (the "non-privity" clients), such as acting as an executing broker under the instructions of an independent wrap fee sponsor and a portfolio manager selected by the customer. This Order does not deal with PMC activities in connection with non-privity clients.

G.    Geman and Phillips at all times relevant to this  case
      had  separate areas of responsibility at PMC.   Geman  had
      primary oversight of regulatory compliance, accounting, finance, trading and operations. Phillips was responsible
      for   marketing  services,  portfolio  manager  relations,
      performance measurement and research. In connection with his oversight of trading operations, Geman conceived, developed and implemented principal trading at PMC and established the policies and procedures covering execution of orders and reporting trades to clients and regulatory agencies.
H.    PMC  assumed the duties and fiduciary responsibilities
      of an investment adviser with respect to its wrap fee clients upon their enrollment in the Program. An investment adviser cannot secretly profit from the subject matter of the fiduciary relationship. Further, a fiduciary in a potentially conflicting position with a beneficiary must
      refrain   from   putting  its  interests  ahead   of   the
      beneficiary's, absent informed consent. Disclosure of all material facts is the basis for informed consent.
I.    PMC  also  served  as the executing broker-dealer  for
      substantially all orders written by Program Managers.   As
      discussed in Paragraph F. above, PMC was compensated in advance for executing all client orders routed to the PMC trading desk. When an agent acts on behalf of a principal in a transaction, the agent has an affirmative duty to exercise reasonable care to obtain for the principal the most advantageous terms available under the circumstances. In its role as the Program broker-dealer, PMC assumed the responsibility of obtaining best execution for its clients. In this regard, PMC made affirmative written representations in its promotional materials and standard client service agreement that PMC would endeavor to obtain, variously, "best execution", "best price execution" and "best net price" on each client's behalf.
J. Prior to October 1992, PMC effected all securities transactions on behalf of its clients on an agency basis. From on or about October 1, 1992 to on or about April 22, 1994, PMC effected 89,165 securities transactions, of which 8,264 were principal transactions. Principal transactions were entered into, primarily with third market dealers,3 to offset contemporaneous principal transactions with wrap fee clients. The trades executed by PMC with its clients on a principal basis originated as market orders from Program
      Managers   exercising   exclusive  discretionary   trading
      authority  over  PMC's wrap fee clients' portfolios.   The
__________
3 The third market consists of market makers engaged in over-the-counter trading of exchange-listed securities.

      personnel on PMC's trading desk had complete discretion to execute such orders on either a principal or agency basis. Orders executed for clients by PMC acting as principal were routinely entered at the prevailing national best bid or offer ("NBBO").4 In contemporaneous offsetting principal trades, PMC sought better prices for its own account by routing limit orders to third market dealers at prices more favorable to PMC than NBBO prices. The majority of the offsetting orders for PMC's account were filled by third
      market  dealers  at the more favorable  prices.   In  this
      manner, PMC generated net trading profits in an amount to be determined pursuant to the procedures set forth in Section IV.A.2. of this Order.
K.   PMC routinely executed orders with its wrap fee clients
     at the NBBO. In contemporaneous offsetting transactions, PMC's traders sought out, and in most instances obtained, a superior price in the third market. PMC kept these gains for itself, rather than giving its clients the benefit of the more favorable execution. PMC's traders knew at the time they traded with PMC's wrap fee clients at the NBBO that PMC was reasonably likely to obtain execution in the third market at prices inside the NBBO because they sought those superior prices for themselves. Under the circumstances of its arrangement with its clients, PMC had a duty, absent meaningful disclosure and consent, to provide its clients with the superior prices that were reasonably available. In its failure to pass on the superior prices to its clients, PMC breached its obligation of best execution.
L. With respect to orders which PMC executed acting as principal, PMC only gave the client execution at the NBBO and failed to seek out a better price for its clients, in contravention of the written representations made to those
     clients.   Furthermore, PMC failed to disclose to  clients
     that the prices obtained for clients were not the most favorable under the circumstances. In addition, PMC failed to disclose that it was receiving, in addition to the wrap fee, compensation in the form of profits generated from principal trading.
__________
4 NBBO refers to the single highest bid price from among all bids quoted by the various participants (stock exchange specialists and third market dealers) in the Consolidated Quotation Service and the single lowest offer price from among all offers quoted by those participants.

                    ANTIFRAUD VIOLATIONS

M.   From at least October 1992 through at least April 1994,
     PMC and Phillips willfully5 violated and Phillips willfully aided and abetted and caused PMC's violations of Sections 17
     (a) (2) and 17 (a) (3) of the Securities Act in that, in the offer or sale of securities, by use of the means or instruments of transportation or communication in interstate commerce or by use of the mails, they directly or indirectly obtained money or property by means of untrue statements of material facts or by omissions to state material facts necessary in order to make the statements made, in light of
     the   circumstances  under  which  they  were  made,   not
     misleading, and engaged in transactions, practices or courses of business which would and did operate as a fraud or deceit upon the purchasers or sellers of such securities. As part of and in furtherance of the aforesaid violations, PMC and Phillips, among other things, engaged in the conduct described in Paragraphs H. through L. above.
N.   From at least October 1992 through at least April 1994,
     PMC willfully violated and Phillips willfully aided and abetted and caused violations of Section 206 (2) of the Advisers Act in that, by use of the mails and other means or instrumentalities of interstate commerce, PMC and Phillips, directly or indirectly, engaged in transactions, practices or courses of business which would and did operate as a
     fraud or deceit upon clients and prospective clients.   As
     part of and in furtherance of the aforesaid violations, PMC and Phillips, among other things, engaged in the conduct described in Paragraphs H. through L. above.

                 BOOKS AND RECORDS VIOLATION

O.   From  at  least  March 1993 through at least  December
     1993, PMC, under Geman's direct supervision and control, failed to make and keep a memorandum of every brokerage order received showing the terms and conditions of the order, the client account for which the order was entered, the time of entry, the price at which executed and the time of execution. Also, with respect to PMC's purchase and sales of securities for its own account in trades with clients, PMC failed to make and keep a memorandum showing the price, the
__________
5 "Willfully" as used in this Order means intentionally committing the act which constitutes the violation. There is no requirement that the actor also be aware that he is violating the federal securities laws. See Steadman v SEC. 603 F.2d 1126 (2d Cir.), rev'd on other grounds, 450 U.S. 91 (1981); Arthur Lipper Corp.
   v. SEC, 547 F.2d 171, 180 (2d Cir. 1976), cert. denied, 434 U.S.
   1009 (1978); Tager v. SEC, 344 F.2d 5 (2d Cir. 1965).

     time of receipt, time of execution, the terms and conditions of the order, and the client account for which it was entered. Finally, PMC failed to give the Commission timely notice of its failure to make and keep current its books and records.6
P. By reason of the conduct described in Paragraph O. above, PMC willfully violated Section 17 (a) (1) of the Exchange Act and Rules 17a-3 (a) (6), 17a-3 (a) (7) and 17a-11 thereunder.

                             IV.

In view of the foregoing, it is in the public interest to impose the sanctions specified in the Offers of Settlement. In determining to accept these Offers, the Commission considered remedial acts undertaken by PMC and Phillips.

Accordingly, IT IS HEREBY ORDERED that:
A.   Respondent PMC shall:
  1. pay disgorgement and prejudgement interest thereon in
     amounts and at the time to be determined pursuant to the
     terms of Section IV.A.2. of this Order;
  2. engage within thirty (30) days of the issuance of this
     Order an independent accounting firm ("Accountant") not unacceptable to Commission staff, which Accountant shall within ninety (90) days of its engagement submit a Plan of Administration and Distribution ("Plan") by hand delivery or overnight mail to Daniel F. Shea, Regional Director,
     Securities and Exchange Commission, 1801 California Street,
     Suite 4800, Denver, Colorado 80202, with a copy to PMC,
     setting forth the following: (A) the net trading profits realized from principal trading by PMC, identified separately by client, during the period October 1, 1992
     through April 22, 1994, inclusive, (B) the amount of
     prejudgement interest, computed in accordance with 17 C.F.R.
     Section 201.600 (b), due each such client, (C) detailed procedures and the related time line to be employed to locate all such clients and distribute payments to them, (D) a proposed cover letter of explanation from PMC to
__________
6 In March 1993, the National Association of Securities Dealers,Inc. ("NASD") insisted that PMC cease reporting principal transactions on the Automated Confirmation Transaction Service ("ACT"). In January 1994, the NASD reversed its position and permitted PMC to resume ACT reporting. During the intervening nine months, PMC did not generate or maintain order tickets refelecting the times at which it entered or executed principal trades with clients.

     accompany the payments, and (E) procedures for making payment to the United States Treasury of any amounts due clients or their beneficiaries who cannot be located within a reasonable period of time. The Accountant shall implement the Plan commencing on the fourteenth day after the date of submission of the Plan, unless the staff notifies the Accountant in writing of its objection to the Plan. In the event of a staff objection, the Accountant shall submit a revised Plan within thirty (30) days of the date of the objection, which revised plan shall be subject to all the provisions of this subparagraph;
  3. employ within thirty (30) days of the issuance of this Order a compliance executive not unacceptable to Commission staff, who shall report only to an independent committee of the board of directors of PMC; and
  4. pursuant to Section 8A of the Securities Act, Section
     21C of the Exchange Act and Section 203 (k) of the Advisers
     Act, cease and desist from committing or causing any violations and any future violations of Sections 17 (a) (2) and 17 (a) (3) of the Securities Act, Section 17 (a) (1) of the Exchange Act, Rules 17a-3 (a) (6), 17a-3 (a) (7) and 17a-
     11 under the Exchange Act and Section 206 (2) of the
     Advisers Act.

B.   Respondent Phillips shall:
  1. be, and hereby is, censured;
  2. within thirty (30) days of the date of this Order, pay a civil money penalty in the aggregate of $25,000 to the United States Treasury. Such payment shall be: (A) made by United States postal money order, certified check, bank cashier's check or bank money order; (B) made payable to the Securities and Exchange Commission; (C) hand-delivered to the Comptroller, Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549; and (D) submitted under cover letter which identifies Phillips as the Respondent in these proceedings, the file number of these proceedings and the Commission's case number, a copy of which cover letter and money order or check shall be sent to Daniel F. Shea, Regional Director, Securities and Exchange Commission, 1801 California Street, Suite 4800, Denver, Colorado 80202; and

  3. pursuant to Section 8A of the Securities Act and
     Section 203 (k) of the Advisers Act, cease and desist from committing or causing any violations and any future violations of Section 17 (a) (2) and 17 (a) (3) of the
     Securities Act and Section 206 (2) of the Advisers Act.

By the Commission.


                                   /s/ Jonathan G. Katz
                                   Jonathan G. Katz
                                   Secretary